VANGUARD(R)SELECTED VALUE FUND


                      SEMIANNUAL REPORT * APRIL 30, 2002

STOCK
[PHOTO OF SHIP ON WATER]
[THE VANGUARD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

LETTER FROM THE CHAIRMAN                                  1
REPORT FROM THE ADVISER                                   5
FUND PROFILE                                              8
GLOSSARY OF INVESTMENT TERMS                              9
PERFORMANCE SUMMARY                                      10
FINANCIAL STATEMENTS                                     11
ADVANTAGES OF VANGUARD.COM                               18

SUMMARY

* Vanguard Selected Value Fund recorded a remarkable 22.3% return during the six months ended April 30, 2002.

* The overall U.S. stock market returned 5.2% for the half-year. Small- and mid-capitalization stocks far outpaced large-caps.

* Good stock selection helped your fund to outpace its benchmarks, the average mid-cap value fund and the unmanaged Russell Midcap Value Index.

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Fellow Shareholder,

The U.S. stock market rebounded during the six months ended April 30, 2002, with some of the biggest gains coming for smaller, value-oriented stocks. The environment  proved  ideal for  vanguard(R)  selected  value fund,  which earned
22.3%.
     The table below displays the total returns (capital change plus reinvested dividends) of the fund, its average competitor, an unmanaged index of mid-capitalization value stocks, and the broad stock market. For more information about the components of your fund's return, please see the table on page 4.

--------------------------------------------------
TOTAL RETURNS                     SIX MONTHS ENDED
                                    APRIL 30, 2002
--------------------------------------------------
VANGUARD SELECTED VALUE FUND                 22.3%
Average Mid-Cap Value Fund*                  19.0
Russell Midcap Value Index                   20.2
Wilshire 5000 Index                           5.2
--------------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS ROSE IN A VOLATILE PERIOD

During the six months ended April 30, the U.S. stock market alternately surged and receded, but still posted a total return of 5.2%, as measured by the Wilshire 5000 Total Market Index. It was a solid gain and a welcome reversal from the declines of recent years. For those who had investments outside of large-cap stocks, the period was especially rewarding. The small-cap Russell 2000 Index returned 20.0% and the Russell Midcap Index gained 15.2%, while the large-cap Russell 1000 Index returned 3.4%.
     Across all size ranges, value stocks--those with below-average prices relative to earnings, book value, and other measures--retained the lead they more or less have had over growth shares since the market's peak in March 2000. Equity returns were hampered by slumping share prices in the troubled telecommunications industry, which was burdened by overcapacity, weak demand, and heavy debt.

THE ECONOMY REBOUNDED
A modest economic recovery set the stage for the turnaround in the stock market. The recession that began in March 2001 seemed to have ended even before the year came to a close. After falling in the third quarter of 2001, the nation's real (inflation-adjusted) gross domestic product rose in the fourth quarter, then surged at an estimated annual rate of 5.6% in the first three months of 2002. The strong growth was bolstered by heavy investment in inventories and housing, by government defense expenditures, and by consumer spending, which never really slackened despite the economic slowdown. The

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2002
                                             -----------------------------------
                                                  SIX           ONE         FIVE
                                               MONTHS          YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
RUSSELL 1000 INDEX (Large-caps)                  3.4%        -12.0%         7.9%
RUSSELL 2000 INDEX (Small-caps)                 20.0           6.7          9.7
WILSHIRE 5000 INDEX (Entire market)              5.2          -9.9          7.7
MSCI EAFE INDEX (International)                  5.5         -13.9          1.3
--------------------------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX                      0.0%          7.8%         7.7%
  (Broad taxable market)
LEHMAN 10 YEAR MUNICIPAL BOND INDEX              1.2           7.2          6.5
SALOMON SMITH BARNEY 3-MONTH
  U.S. TREASURY BILL INDEX                       1.0           2.9          4.8
================================================================================
CPI
CONSUMER PRICE INDEX                             1.2%          1.6%         2.3%
--------------------------------------------------------------------------------
*Annualized.

job market, however, still had not caught up with the improving economy. In April the unemployment rate reached 6.0%--the highest level in almost eight years, though still low compared with the jobless rates following past recessions.
     The economy was helped along by the Federal Reserve Board, which made 11 cuts in its target for short-term interest rates in 2001, including two during the fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

EXCEPT FOR "JUNK," BONDS STAGNATED
The Fed's rate cuts, the recovering economy, and concerns that the Fed may start raising interest rates before year-end caused yields on longer-term bonds to rise. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade U.S. bond market, merely broke even with a 0.0% return for the six months, as falling prices (bond prices move in the opposite direction from interest rates) completely offset interest income. As with the stock market, problems in the telecom industry made the situation worse--bonds issued by these companies fell drastically in price. The returns for high-yield ("junk") bonds were a notable exception to bonds' generally low returns: The Lehman High Yield Index gained 6.6% for the six months.
     The yield of the 10-year U.S. Treasury note rose 86 basis points (0.86 percentage point) during the six months to end the period at 5.09%. The yield of the 3-month Treasury bill--which follows the Fed's rate changes with a slight lag--fell 25 basis points to 1.76%.

--------------------------------------------------------------------------------
YOUR FUND OUTPACED THE AVERAGE RESULT OF MID-CAP VALUE FUNDS AND THE RETURN OF THE RUSSELL MIDCAP VALUE INDEX, THANKS TO GOOD STOCK PICKING BY OUR INVESTMENT ADVISER.
--------------------------------------------------------------------------------

GOOD STOCK SELECTION HELPED YOUR FUND
The Selected Value Fund's 22.3% return during the six months ended April 30, obviously terrific in absolute terms, was very good on a relative basis as well. Your fund outpaced the average result of its peer group of mid-cap value funds by 3.3 percentage points and the return of the Russell Midcap Value Index by 2.1 percentage points, thanks to good stock picking by our investment adviser, Barrow, Hanley, Mewhinney & Strauss.
     The fund benefited from the adviser's choices among financial services stocks. Our holdings in this area gained about 30%, while the banks, brokerage firms, and insurance companies in the Russell Midcap Value Index returned roughly 23%. This advantage was important because the financial sector was the largest for both your fund and its unmanaged benchmark during the period--financial stocks accounted for about 27% of the index's market capitalization.

--------------------------------------------------------------------------------
IT CAN BE VERY TEMPTING TO OVERWEIGHT A SECTOR THAT'S DONE WELL RECENTLY, AS VALUE STOCKS HAVE DONE FOR THE PAST COUPLE OF YEARS. BUT STAYING BROADLY DIVERSIFIED IS THE PRUDENT PATH TOWARD YOUR LONG-TERM FINANCIAL GOALS.
--------------------------------------------------------------------------------

     On the downside, the fund had modestly subpar results from its holdings in two groups: health care and consumer discretionary (such as retailers and restaurants). Our health care companies recorded a slight negative return. Consumer discretionary stocks as a group were "outperformers," but our selections in this sector lagged.
     Additional information about the fund's performance during the first half of its 2002 fiscal year can be found in the Report from the Adviser, which begins on page 5. For a snapshot of our portfolio as of April 30, see the Fund Profile on page 8.

THINK LONG-TERM
We were relieved to see the stock market improve during the six months ended April 30. And we're grateful that mid-cap value stocks--your fund's bread and butter--led the way. But we're mindful that this sector--and the Selected Value Fund--won't post such good results in every period. Over the long haul--and a long-term perspective is important for those investing in stocks--mid-cap value stocks will move in and out of favor. What's important is to maintain exposure to all sectors of the markets. For stocks, this means holding large-, mid-, and small-cap issues as well as value- and growth- oriented companies. It can be very tempting to overweight a sector that's done well recently, as value stocks have done for the past couple of years, or to shy away from a market sector that has struggled, as growth stocks have since early 2000. But staying broadly diversified, we believe, is the prudent path toward your long-term financial goals.
     Naturally, the proportion of stocks, bonds, and cash investments that you hold will depend on your personal goals, time horizon, risk tolerance, and financial circumstances. But diversification is sensible for all investors in all seasons. If you can stay diversified and minimize the costs of investing--Vanguard is a major ally in that regard!--you're in a position to "stay the course" through the inevitable turbulence that market cycles bring our way.
     Thank you for entrusting your hard-earned money to us. We look forward to reporting to you again in six months.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

May 16, 2002



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: OCTOBER 31, 2001-APRIL 30, 2002

                                                               DISTRIBUTIONS
                                                                 PER SHARE
                                                          ----------------------
                                STARTING        ENDING       INCOME      CAPITAL
                             SHARE PRICE   SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Vanguard Selected Value Fund      $12.07        $14.57        $0.17        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
During the six months ended April 30, 2002, Vanguard Selected Value Fund returned 22.3%, outperforming both the Russell Midcap Value Index (+20.2%) and the average mid-capitalization value mutual fund (+19.0%).

THE INVESTMENT ENVIRONMENT
Our 2002 fiscal year began just after the sharp worldwide correction in stock prices that was precipitated by the events of September 11. The volatility in stocks continued throughout the half-year. The economy seemed to be improving, but investors' confidence that increasing earnings would automatically translate into rising stock prices disappeared. Buyers of equities became quite analytical about reported numbers, putting an end to the era of managed earnings and self-made revenues. Investors preferred small- and mid-cap companies over large-caps.
     In a belated reaction to the Enron fiasco, the credit-rating agencies went on a rampage, fearing that they could be drawn into investors' legal actions as a potential source of funds. The agencies started commenting critically on everything from off-balance-sheet financing to general business plans and accounting issues. However, they did not provide clear guidance as to what they expected from borrowers.
     At the same time, brokerage companies came under siege, facing tough questions about the connections among their investment banking transactions, initial public offerings, and analysts' recommendations. That uproar could continue for some time.
     On reflection, it is easy to see why investors are not very comfortable. The Nasdaq market surely doesn't seem a safe place to be.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE OBTAINED BY EMPHASIZING MEDIUM-SIZE COMPANIES WITH REASONABLE FINANCIAL STRENGTH WHOSE STOCKS ARE OUT OF FAVOR AND UNDERVALUED BY THE MARKET, OFTEN BECAUSE OF SPECIAL SITUATIONS THAT HAVE TEMPORARILY DEPRESSED PROFITS.
--------------------------------------------------------------------------------

OUR SUCCESSES
Royal Caribbean Cruises continued to perform well and ended the period as our second-largest holding. Since the sell-off in September, we have seen significant improvement in the fundamentals of the business and substantial upgrades in projected earnings and cash flows.
     With a stable, growing business, Radian Group came into the market's favor. The primary-mortgage insurer will benefit from stabilizing interest rates and slowing jobless claims.
     GlobalSantaFe benefited from a pickup in applications for oil-drilling permits, from good commodity pricing, and from continuing strength in the international markets. The company, our largest holding as of April 30, has significant earnings leverage and trades at a substantial discount to both its peer group and its own past valuations.

OUR SHORTFALLS
Aquila, an international energy company formerly known as UtiliCorp United, suffered from both internal factors (poor management decisions, which caused an earnings disappointment) and external factors ("Enronitis"). The stock is deeply discounted with an attractive 7% dividend yield, and we believe it represents good value.
     Service Corporation International suffered from a media frenzy that followed scandals at some of its acquired locations in Florida. Our long-term outlook for the funeral-services company is positive, and we believe the fundamentals will drive the stock higher.
     Because we are value investors, we sometimes own companies in need of improvement (turnarounds). With a significant change in leadership at Kmart, we believed the company had a good chance of improving. Unfortunately, a combination of poor marketing, high debt, lower holiday-season sales, and waning vendor confidence led Kmart to seek voluntary bankruptcy protection. In the process, value for stockholders was destroyed.
     Watson Pharmaceuticals surprised investors by changing its business plans in a way that destroyed near-term profitability.
     Hanover Compressor, which serves the natural-gas industry, lost more than 50% of its value in a very short period due to concerns over off-balance-sheet financing. We think the market overreacted, and we expect the stock to rebound.

OUR PORTFOLIO POSITIONING
Amid a general flight to safety, our investment style has been favored. From time to time, there is real value in value investing.
     Our portfolio's price/earnings ratio is lower than that of our benchmark index, yet the earnings of our holdings are growing faster. Our dividend yield (1.4%) matches that of the overall market. We feel that the fund is positioned to continue to generate good relative returns.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

May 13, 2002


(A table showing significant portfolio changes is on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL PERIOD ENDED APRIL 30, 2002

                          COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
BJ Services               This provider of services  to the oil and gas industry
                          has a strong balance sheet and management team, trades
                          at a 24% discount to its peer group, and recently made
                          an acquisition that will lift earnings and improve its
                          competitive stance.
--------------------------------------------------------------------------------
Carolina Group            This is a tracking stock for Loews' tobacco  business.
                          It shows modest growth and has a 7% dividend yield.
--------------------------------------------------------------------------------
R.J. Reynolds             The world's second-largest cigarette-maker  has  high-
                          quality, consistent earnings; strong  cash flow; and a
                          sustainable, if  moderate,  growth rate. At  purchase,
                          the  stock  traded  just above  8  times earnings  and
                          yielded more than 5%. At a 40%-plus discount to Philip
                          Morris, we see little downside risk.
================================================================================
ELIMINATED
Engelhard                 The stock met our price objective.
--------------------------------------------------------------------------------
Kmart                     There will likely be little,  if any, value  left  for
                          stockholders after the  bankruptcy reorganization.  We
                          waited for the extreme pressure on  the stock  to pass
                          before selling our stake.
--------------------------------------------------------------------------------
XL Capital                It met our price objective.
--------------------------------------------------------------------------------
Pall                      We  sold  when  it  became  one of the  most expensive
                          stocks in the fund, with a price/earnings  ratio above
                          20.
--------------------------------------------------------------------------------
Watson Pharmaceuticals    We lost  confidence  in the  management  team  and its
                          ability to execute the company's strategy.
--------------------------------------------------------------------------------


                                                                     SEE PAGE 11
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                AS OF APRIL 30, 2002
    FOR SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                            BEST        WILSHIRE
                                                  FUND      FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                                    39       555           5,915
Median Market Cap                                $4.5B     $5.9B          $29.1B
Price/Earnings Ratio                             20.3x     24.9x           31.5x
Price/Book Ratio                                  2.0x      2.1x            3.1x
Yield                                             1.4%      2.0%            1.4%
Return on Equity                                 16.2%     14.7%           21.5%
Earnings Growth Rate                              9.1%      5.2%           10.3%
Foreign Holdings                                  3.2%      0.0%            0.0%
Turnover Rate                                    27%**        --              --
Expense Ratio                                  0.74%**        --              --
Cash Investments                                  3.9%        --              --
--------------------------------------------------------------------------------

------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

GlobalSantaFe Corp.                               3.6%
  (energy)
Royal Caribbean Cruises, Ltd.                     3.3
  (leisure)
Golden State Bancorp Inc.                         3.2
  (banking)
Wendy's International, Inc.                       3.1
  (leisure)
Jefferson Smurfit Group PLC ADR                   3.1
  (manufacturing)
BJ Services Co.                                   3.1
  (oil)
Carolina Group                                    3.0
  (food, beverage, and tobacco)
Viad Corp.                                        3.0
  (commercial services)
Entergy Corp.                                     3.0
  (electric utilities)
USA Education Inc.                                2.9
  (financial services)
------------------------------------------------------
Top Ten                                          31.3%
------------------------------------------------------

------------------------------------------------------
VOLATILITY MEASURES

                              BEST            WILSHIRE
                      FUND    FIT*   FUND         5000
------------------------------------------------------
R-Squared             0.75    1.00   0.13         1.00
Beta                  1.04    1.00   0.39         1.00
------------------------------------------------------

------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                     BEST     WILSHIRE
                           FUND      FIT*         5000
------------------------------------------------------
Auto & Transportation      4.3%      4.2%         2.4%
Consumer Discretionary     11.7      16.1         15.4
Consumer Staples           11.4       5.2          7.4
Financial Services         24.6      27.1         21.7
Health Care                 4.7       5.1         13.8
Integrated Oils             2.6       2.4          3.7
Other Energy               11.7       2.9          2.3
Materials & Processing      7.5       9.0          4.0
Producer Durables           2.9       6.1          3.9
Technology                  0.0       5.9         14.0
Utilities                  10.1      12.7          6.9
Other                       8.5       3.3          4.5
------------------------------------------------------

--------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]
MARKET CAP          MEDIUM
STYLE                VALUE



                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *Russell Midcap Value Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2002
    FOR SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 15, 1996-APRIL 30, 2002

[BAR CHART APPEARS HERE--SCALE -30% TO 50%]

FISCAL YEAR            SELECTED VALUE FUND            RUSSELL MIDCAP VALUE INDEX
      1996                             0.7                                   8.3
      1997                            30.9                                  32.5
      1998                           -17.8                                   5.7
      1999                            -0.6                                   5.7
      2000                            19.1                                  11.9
      2001                             8.0                                  -1.4
      2002*                           22.3                                  20.2
--------------------------------------------------------------------------------
*Six months ended April 30, 2002.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           SINCE INCEPTION
                                       ONE    FIVE   ---------------------------
                   INCEPTION DATE     YEAR   YEARS   CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
SELECTED VALUE FUND     2/15/1996   21.31%   9.64%     7.72%     1.21%     8.93%
  FEE-ADJUSTED RETURNS*             20.11    9.64      7.72      1.21      8.93
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.

FINANCIAL STATEMENTS
    APRIL 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------
                                                       MARKET
                                                       VALUE^
SELECTED VALUE FUND                        SHARES       (000)
--------------------------------------------------------------
COMMON STOCKS (96.2%)
--------------------------------------------------------------
AUTO & TRANSPORTATION (4.1%)
  Genuine Parts Co.                       997,900      34,438
  Dana Corp.                            1,215,100      24,618
                                                   -----------
                                                       59,056
                                                   -----------
CONSUMER DISCRETIONARY (11.2%)
  Royal Caribbean Cruises, Ltd.         1,994,800      47,057
  Wendy's International, Inc.           1,200,000      44,880
  Viad Corp.                            1,410,200      42,983
* Service Corp. International           6,729,100      26,311
                                                   -----------
                                                      161,231
                                                   -----------
CONSUMER STAPLES (10.9%)
* Carolina Group                        1,329,100      43,621
* Dean Foods Co.                        1,135,600      42,040
  UST, Inc.                               930,400      37,030
  R.J. Reynolds Tobacco
    Holdings, Inc.                        500,000      34,600
                                                   -----------
                                                      157,291
                                                   -----------
FINANCIAL SERVICES (23.6%)
  Golden State Bancorp Inc.             1,407,300      46,427
  USA Education Inc.                      441,600      42,327
  Deluxe Corp.                            929,700      40,795
  Crescent Real Estate, Inc. REIT       1,988,900      39,022
  Radian Group, Inc.                      733,100      38,048
  American Financial Group, Inc.        1,228,000      36,459
  Ambac Financial Group, Inc.             489,500      30,770
  MGIC Investment Corp.                   338,400      24,148
  MBIA, Inc.                              403,150      21,742
  Ryder System, Inc.                      696,300      19,747
                                                   -----------
                                                      339,485
                                                   -----------
HEALTH CARE (4.5%)
* Anthem, Inc.                            363,900      24,818
* WellPoint Health Networks Inc.
    Class A                               321,200      24,116
* VISX Inc.                               946,000      15,486
                                                   -----------
                                                       64,420
                                                   -----------
INTEGRATED OILS (2.5%)
  Kerr-McGee Corp.                        593,200      35,473
                                                   -----------

OTHER ENERGY (11.3%)
  GlobalSantaFe Corp.                   1,476,185      51,799
* BJ Services Co.                       1,200,000      44,088
* Reliant Resources, Inc.               2,553,200      39,396
* Hanover Compressor Co.                1,434,000      27,031
                                                   -----------
                                                      162,314
                                                   -----------
MATERIALS & PROCESSING (7.2%)
  Jefferson Smurfit Group
    PLC ADR                             1,861,600      44,548
  Eastman Chemical Co.                    867,300      38,248
  Millennium Chemicals, Inc.            1,549,600      21,152
                                                   -----------
                                                      103,948
                                                   -----------
PRODUCER DURABLES (2.8%)
  Goodrich Corp.                        1,253,700      40,018
                                                   -----------

--------------------------------------------------------------
                                                       MARKET
                                                       VALUE^
SELECTED VALUE FUND                        SHARES       (000)
--------------------------------------------------------------
UTILITIES (9.8%)
  Entergy Corp.                           918,900      42,637
  TECO Energy, Inc.                     1,475,500      41,078
  Allegheny Energy, Inc.                  856,600      35,909
  Aquila, Inc.                          1,284,300      20,600
                                                   -----------
                                                      140,224
                                                   -----------
OTHER (8.3%)
  Brunswick Corp.                       1,499,100      42,260
  ITT Industries, Inc.                    566,600      39,583
  Fortune Brands, Inc.                    704,000      36,791
                                                   -----------
                                                      118,634
                                                   -----------
--------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,202,224)                                 1,382,094
--------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
--------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.92%, 5/1/2002                         $40,365      40,365
  1.92%, 5/1/2002--Note G                  47,856      47,856
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $88,221)                                       88,221
--------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
  (COST $1,290,445)                                 1,470,315
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
--------------------------------------------------------------
Other Assets--Note C                                   17,476
Security Lending Collateral
  Payable to Brokers--Note G                          (47,856)
Other Liabilities                                      (2,348)
                                                   ----------
                                                      (32,728)
                                                   ----------
--------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------
Applicable to 98,682,199 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                        $1,437,587
==============================================================

NET ASSET VALUE PER SHARE                              $14.57
==============================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------
                                           AMOUNT         PER
                                            (000)       SHARE
--------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------
Paid-in Capital                        $1,289,936      $13.07
Undistributed Net Investment Income         2,984         .03
Accumulated Net Realized Losses           (35,203)       (.36)
Unrealized Appreciation--Note F           179,870        1.83
--------------------------------------------------------------
NET ASSETS                             $1,437,587      $14.57
==============================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            SELECTED VALUE FUND
                                                SIX MONTHS ENDED APRIL 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 10,082
  Interest                                                                  431
  Security Lending                                                          488
--------------------------------------------------------------------------------
    Total Income                                                         11,001
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,443
    Performance Adjustment                                                  358
  The Vanguard Group--Note C
    Management and Administrative                                         2,099
    Marketing and Distribution                                               75
  Custodian Fees                                                             14
  Auditing Fees                                                               6
  Shareholders' Reports                                                      21
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        4,017
    Expenses Paid Indirectly--Note D                                       (122)
--------------------------------------------------------------------------------
    Net Expenses                                                          3,895
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,106
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (32,013)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                 242,659
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $217,752
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      SELECTED VALUE FUND
                                         ---------------------------------------
                                                   SIX MONTHS              YEAR
                                                        ENDED             ENDED
                                                APR. 30, 2002     OCT. 31, 2001
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $    7,106        $    9,667
  Realized Net Gain (Loss)                            (32,013)            9,930
  Change in Unrealized Appreciation (Depreciation)    242,659           (62,844)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                 217,752           (43,247)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (12,796)           (3,807)
  Realized Capital Gain                                    --                --
--------------------------------------------------------------------------------
    Total Distributions                               (12,796)           (3,807)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              404,171         1,050,971
  Issued in Lieu of Cash Distributions                 11,420             3,510
  Redeemed*                                           (85,870)         (256,093)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                              329,721           798,388
--------------------------------------------------------------------------------
  Total Increase (Decrease)                           534,677           751,334
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 902,910           151,576
--------------------------------------------------------------------------------
  End of Period                                    $1,437,587        $  902,910
================================================================================

1Shares Issued (Redeemed)
  Issued                                               29,556            82,272
  Issued in Lieu of Cash Distributions                    900               313
  Redeemed                                             (6,604)          (21,030)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding      23,852            61,555
================================================================================
*Net of redemption fees of $115,000 and $75,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

SELECTED VALUE FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED -------------------------------------------------------
THROUGHOUT EACH PERIOD                 APR. 30, 2002       2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $12.07     $11.42     $ 9.75     $10.23     $12.98     $10.07
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                          .08        .15        .27        .12        .07        .06
  Net Realized and Unrealized Gain (Loss)
    on Investments                              2.59        .74       1.56       (.19)     (2.31)      3.02
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            2.67        .89       1.83       (.07)     (2.24)      3.08
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (.17)      (.24)      (.16)      (.08)      (.05)      (.06)
  Distributions from Realized Capital Gains       --         --         --       (.33)      (.46)      (.11)
------------------------------------------------------------------------------------------------------------
    Total Distributions                         (.17)      (.24)      (.16)      (.41)      (.51)      (.17)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $14.57     $12.07     $11.42     $ 9.75     $10.23     $12.98
============================================================================================================

TOTAL RETURN*                                 22.33%      7.95%     19.10%     -0.61%    -17.80%     30.92%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $1,438       $903       $152       $193       $152       $190
  Ratio of Total Expenses to
    Average Net Assets                       0.74%**      0.70%      0.63%      0.73%      0.65%      0.74%
  Ratio of Net Investment Income to
    Average Net Assets                       1.31%**      1.67%      2.40%      1.31%      0.58%      0.60%
  Portfolio Turnover Rate                      27%**        67%        40%       102%        47%        32%
============================================================================================================
 *Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index and the Russell Midcap Index. For the six months ended April 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.27% of the fund's average net assets before an increase of $358,000 (0.07%) based on performance.

     C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $235,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.23% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

     D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2002, these arrangements reduced the fund's expenses by $122,000 (an annual rate of 0.02% of average net assets).

     E. During the six months ended April 30, 2002, the fund purchased $428,866,000 of investment securities and sold $142,768,000 of investment securities, other than temporary cash investments.
     At October 31, 2001, the fund had available a capital loss carryforward of $3,124,000 to offset future net capital gains of $2,092,000 through October 31, 2007, and $1,032,000 through October 31, 2008.

     F. At April 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $179,870,000, consisting of unrealized gains of $226,239,000 on securities that had risen in value since their purchase and $46,369,000 in unrealized losses on securities that had fallen in value since their purchase.

     G. The market value of securities on loan to broker/dealers at April 30, 2002, was $47,038,000, for which the fund held cash collateral of $47,856,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
* Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (Year Elected)

JOHN J. BRENNAN            Chairman of the Board, Chief Executive Officer, and
(1987)                     Director/Trustee of The Vanguard Group, Inc., and of
                           each of the investment companies served by The
                           Vanguard Group.

CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education);
(2001)                     Senior Adviser to Greenwich Associates (international
                           business-strategy consulting); Successor Trustee of
                           Yale University; Overseer of the Stern School of
                           Business at New York University; Trustee of the
                           Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA             Chairman and Chief Executive Officer of Rohm and Haas
(2001)                     Co. (chemicals); Director of Technitrol, Inc.
                           (electronic components), and Agere Systems
                           (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel
                           University.

JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and
(1998)                     Member of the Executive Committee of Johnson &
                           Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's
                           Research and Education Institute.

BURTON G. MALKIEL          Chemical Bank Chairman's Professor of Economics,
(1977)                     Princeton University; Director of Vanguard Investment
                           Series plc (Irish investment fund), Vanguard Group
                           (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital
                           (investment management firm), The Jeffrey Co.
                           (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.      Chairman, President, Chief Executive Officer, and
(1993)                     Director of NACCO Industries, Inc. (forklift trucks/
                           housewares/lignite); Director of Goodrich Corporation
                           (industrial products/aircraft systems and services).

J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm
(1985)                     and Haas Co. (chemicals); Director of Cummins Inc.
                           (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON          Secretary; Managing Director and General Counsel of
                           The Vanguard Group, Inc.; Secretary of The Vanguard
                           Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS          Treasurer; Principal of The Vanguard Group, Inc.;
                           Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.      F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.        MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.            RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.             GEORGE U. SAUTER, Quantitative Equity Group.
-------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                    [PHOTO OF SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                    Post Office Box 2600
                                                    Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9342 062002